UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
   Pursuant to Section 13 or 15(d) of the Securities and Exchange Act of 1934

       Date of Report (Date of earliest event reported): January 18, 2008

                              CH ENERGY GROUP, INC.
             (Exact name of Registrant as specified in its charter)

            New York                      0-30512                 1804460
(State or other jurisdiction of         (Commission            (IRS Employer
 incorporation or organization)         File Number)         Identification No.)

284 South Avenue, Poughkeepsie, New York                              12601-4879
(Address of principal executive offices)                              (Zip code)

                                 (845)-452-2000
               (Registrant's telephone number including area code)

                                 Not applicable
         (Former name and former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01 Entry into a Material Definitive Agreement

On January 18, 2008, Griffith Energy Services, Inc. ("Griffith"), a wholly owned subsidiary of CH Energy Group, Inc. (the "Company"), entered into an uncommitted line of credit with Manufacturers and Traders Trust Company (the "Bank") under which the Bank, in its sole discretion, may lend to Griffith from time to time on a revolving basis up to an aggregate of $25 million, repayable on demand by the Bank (the "Uncommitted Demand Line of Credit"). The obligations of Griffith under the Uncommitted Demand Line of Credit are guaranteed by the Company and Central Hudson Enterprises Corporation, another wholly-owned subsidiary of the Company.

Item 2.03 Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

As described more fully under Item 1.01, on July 18, 2008, Griffith entered into the $25 million Uncommitted Demand Line of Credit, which is guaranteed by the Company and a direct financial obligation of the Company and Griffith for purposes of this Item 2.03 of Form 8-K.

Item 9.01 Financial Statements and Exhibits

      (d) Exhibits. The following are filed as exhibits to this Form 8-K pursuant to Item 6.01 of Regulation S-K:

            10.1 $25,000,000 Demand Note of Griffith Energy Services, Inc. dated January 18, 2008 payable to the order of Manufacturers and Traders Trust Company.

            10.2 Guaranty Agreement dated as of January 18, 2008 from Central Hudson Enterprises Corporation to Manufacturers and Traders Trust Company.

            10.3 Guaranty Agreement dated as of January 18, 2008 from CH Energy Group, Inc. to Manufacturers and Traders Trust Company.

                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

                                          CH ENERGY GROUP, INC.

Date: January 24, 2008                    By:    /s/ Donna S. Doyle
                                              ----------------------------------
                                              Name:  Donna S. Doyle
                                              Title: Vice President - Accounting
                                                     and Controller

                                  EXHIBIT INDEX

Exhibit No.   Exhibit
-----------   -------

10.1 $25,000,000 Demand Note of Griffith Energy Services, Inc. dated January 18, 2008 payable to the order of Manufacturers and Traders Trust Company

10.2 Guaranty Agreement dated as of January 18, 2008 from Central Hudson Enterprises Corporation to Manufacturers and Traders Trust Company

10.3 Guaranty Agreement dated as of January 18, 2008 from CH Energy Group, Inc. to Manufacturers and Traders Trust Company